UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 18, 2014 (March 12, 2014)

WEX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

97 Darling Avenue, South Portland, ME	04106
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code	(207) 773-8171

(Former name or former address if changes since last report)
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

S:\WEX Inc\SEC FILINGS\2014\Form 8-K\3.12.2014\WEX Form 8-K.3.12.2014.a.docx
ActiveUS 108377346v.4

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 12, 2014, the Board of Directors of WEX Inc. (the “Company”) voted to expand the number of directors that constitute the Board from 9 to 10 and elected Eric Duprat as a Class III Director, to serve until the 2014 Annual Meeting of Stockholders. The Board appointed Mr. Duprat to the Audit and Corporate Governance Committees of the Board.
The Board has determined that Mr. Duprat is an independent director under applicable NYSE requirements and the Company’s Corporate Governance Guidelines.
There is no arrangement or understanding between Mr. Duprat and any other person pursuant to which he was selected to become a member of the board. There are no related person transactions (as defined in Item 404(a) of Regulation S-K) between Mr. Duprat and the Company or any subsidiary of the Company.
Mr. Duprat will receive compensation for his service as a non-employee director as described in the Company’s Non-Employee Director Compensation Plan, which is attached to this Form 8-K as exhibit 10.1, and which is incorporated herein by reference. As part of such compensation, Mr. Duprat will be granted a number of restricted stock units (“RSUs”) worth the equivalent of $50,000 at the then current stock price on the date of the 2014 annual meeting of stockholders. Such RSUs will vest in full on the first anniversary of the date of grant. Mr. Duprat will enter into the Company’s standard form of director indemnification agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 8, 2009, and is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
On March 12, 2014, the Board of Directors of the Company approved an amended and restated version of the Company’s by-laws effective immediately.
Article II, Section 9 of the Company’s by-laws (relating to the voting standards for stockholder action) was amended to implement a majority vote standard for election of directors and to clarify the voting standard that is required to approve other matters. Under the new majority vote standard for the election of directors, in any uncontested election of directors, a nominee will be elected to the Board if the votes cast “for” such nominee’s election exceed the votes cast “against” such nominee’s election (with “abstentions” and “broker non-votes” not counted as votes “for” or “against” such nominee’s election). A plurality voting standard, which previously applied to all director elections, remains applicable to any election in which the number of nominees for election as directors exceeds the number of directors to be elected.
The Company’s by-laws were also amended to clarify the permissible use of electronic notices and other electronic communications, to make certain updates to conform to changes in the Delaware General Corporation Law, and to make other conforming and clarifying changes.
A copy of the amended and restated by-laws is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference. The copy is marked to show changes from the prior by-laws. The description in this Item 5.03 of the amendments to the by-laws is qualified in its entirety by reference to the amended and restated by-laws filed as Exhibit 3.1.

S:\WEX Inc\SEC FILINGS\2014\Form 8-K\3.12.2014\WEX Form 8-K.3.12.2014.a.docx
ActiveUS 108377346v.4

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-Laws of WEX Inc.
10.1	WEX Inc. Non-Employee Director Compensation Plan

S:\WEX Inc\SEC FILINGS\2014\Form 8-K\3.12.2014\WEX Form 8-K.3.12.2014.a.docx
ActiveUS 108377346v.4

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEX INC.

Date:	March 18, 2014	By:	/s/ Steven A. Elder
Steven A. Elder
Senior Vice President and Chief Financial Officer
(principal financial and accounting officer)

S:\WEX Inc\SEC FILINGS\2014\Form 8-K\3.12.2014\WEX Form 8-K.3.12.2014.a.docx
ActiveUS 108377346v.4

WEX INC.
CURRENT REPORT ON FORM 8-K
Report Dated March 18, 2014
EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-Laws of WEX Inc.
10.1	WEX Inc. Non-Employee Director Compensation Plan

S:\WEX Inc\SEC FILINGS\2014\Form 8-K\3.12.2014\WEX Form 8-K.3.12.2014.a.docx
ActiveUS 108377346v.4